Exhibit 31

CERTIFICATION OF EDWARD J. RICHARDSON, CHAIRMAN OF THE BOARD AND
  CHIEF EXECUTIVE OFFICER, PURSUANT TO SECTION 302(a) OF THE SARBANES-OXLEY ACT OF 2002

I, Edward J. Richardson, certify that:

          1. I have reviewed this annual report on Form 10-K/A of Richardson Electronics, Ltd. for the period ended May 31, 2003;

          2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

          3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

          4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d -15(e)) for the registrant and have:

                    a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

                    b) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

                    c) Discussed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's fourth quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

          5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors:

                    a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonable likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

                    b) Any fraud, whether or not material, that involves management or other employees which have a significant role in the registrant's internal control over financial reporting.

Date: January 30, 2004                                                            Name:        Edward J. Richardson

                                                                                                 Signature:    /s/ Edward J. Richardson

                                                                                                  Title: Chairman of the Board and Chief Executive Officer

CERTIFICATION OF DARIO SACOMANI, SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER,
PURSUANT TOSECTION 302(a) OF THE SARBANES-OXLEY ACT OF 2002

I, Dario Sacomani, certify that:

          1. I have reviewed this annual report on Form 10-K/A of Richardson Electronics, Ltd. for the period ended May 31, 2003;

          2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

          3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

          4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d -15(e)) for the registrant and have:

                    a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

                    b) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

                    c) Discussed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's fourth quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

          5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors:

                    a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonable likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

                    b) Any fraud, whether or not material, that involves management or other employees which have a significant role in the registrant's internal control over financial reporting.

Date: January 30, 2004                                                            Name:        Dario Sacomani

                                                                                                 Signature:    /s/ Dario Sacomani

                                                                                                  Title: Senior Vice President and Chief Financial Officer